 News Release

For more information contact:
Dennis J. Zember Jr.
Executive Vice President & CFO
(229) 890-1111

AMERIS BANCORP REPORTS SECOND QUARTER 2009 RESULTS

July 21, 2009

AMERIS BANCORP (NASDAQ-GS: ABCB), Moultrie, Georgia, today reported a net loss available to common shareholders of $3.36 million, or $0.25 per diluted share, for the quarter ended June 30, 2009, compared to net income of $3.15 million, or $0.23 per diluted share, for the second quarter of 2008.  For the first half of 2009, Ameris Bancorp reported a net loss available to common shareholders of $4.58 million, or $0.34 per diluted share, compared to net income of $6.12 million, or $0.45 per diluted share, for the first half of 2008.  Improvements in the Company’s net interest margin and continued strong capital position were overshadowed by larger than normal loan loss provisions.

Net Interest Margin Improves for the Third Consecutive Quarter
During the second quarter of 2009, the Company reported net interest income of $18.5 million and a net interest margin of 3.58%, compared to $16.9 million and 3.21%, respectively, for the first quarter of 2009.  A significant improvement in the Company’s cost of funds, together with stable yields on earning assets, was the primary driver in margin improvement and helped lift net interest income by $1.57 million, or 9.3%, when compared to the first quarter of 2009.  The current quarter’s net interest margin and net interest income compare less favorably to the same quarter in 2008 when the Company reported a margin of 3.96% and net interest income of $19.1 million.  These declines are representative of the lower interest rate environment that began to materialize in the second half of 2008.

Maintaining stable to slightly increasing yields on earning assets over the recent quarters has been critical to the Company’s improvement in pre-tax, pre-provision earnings.  Yields on earning assets were 5.60% during the second quarter of 2009, compared to 5.57% in the first quarter of 2009 and 6.64% in the second quarter of 2008.  Loan yields were flat during the current quarter at 6.21% when compared to the first quarter of 2009.  Yields on current loan production for new and renewed loans are at higher levels than the Company’s quarter end yield on loans outstanding.  Yields on investment securities were relatively unchanged at 5.01% for the second quarter of 2009 when compared to the second quarter of 2008 but were up from 4.33% in the first quarter of 2009.  During the latter part of the first quarter, a low-yielding portion of the portfolio matured and had not been re-invested as of the end of the second quarter.

Interest expense fell during the current quarter to $10.56 million compared to $12.65 million in the prior quarter and $13.19 million in the same quarter in 2008.  Similarly, deposit costs fell during the current quarter to 2.04% compared to 2.46% in the first quarter of 2009 and 2.80% in the same quarter of 2008.  Increasing liquidity in the marketplace and better pricing disciplines in the banking industry allowed the Company to achieve significant cost savings with regard to customer deposits.  In addition, a shift in the Company’s deposit mix continues with demand deposits (interest bearing and non-interest bearing) now totaling 54.9% of total deposits compared to 45.6% in the same quarter of 2008.  Time deposits at the end of the second quarter of 2009 were 42.3% of total deposits compared to 51.3% at the end of the second quarter of 2008.  Non-deposit borrowings totaled only 3.22% of total funding at June 30, 2009 compared to 10.83% at June 30, 2008.

Non-Interest Income
Non-interest income during the quarter totaled $4.60 million, a decrease of 13.7% from the same quarter in 2008.  Several non-recurring amounts are included in both quarters, including a gain on VISA stock recognized in the second quarter of 2008 totaling approximately $409,000 and a gain on the sale of investment securities in the second quarter of 2009 totaling $101,000.  Excluding these charges, non-interest income would have decreased $423,000, or 8.60%, compared to the same quarter in 2008.  Service charges on deposit accounts were $3.39 million during the second quarter of 2009 compared to $3.66 million during the second quarter of 2008.  The decrease relates primarily to fewer insufficient funds charges across the Company’s retail checking accounts than had been seen in prior periods.  Mortgage related revenue increased slightly to $877,000 in the current quarter when compared to the same quarter in 2008.  Although governmental action to keep mortgage rates low has succeeded, new and existing home sales have not yet recovered to pre-recession levels, keeping mortgage activity somewhat muted.

Non-interest Expense
Operating expenses totaled $17.73 million for the quarter, an increase over the same quarter in 2008 when the Company reported $15.98 million in total non-interest expense.  Salaries and benefits in the current quarter were $7.90 million compared to $8.66 million in the second quarter of 2008, a decrease of 8.8%.  Decreases in total headcount by 9.5% or 62 positions, and lower levels of incentive pay accounted for the majority of the decrease in personnel costs.  Occupancy and equipment costs as well as communications and data processing costs increased only slightly during the quarter when compared to the same quarter in 2008 despite the additional costs incurred from several new branch openings.  Renegotiation of certain operating contracts and efforts to reduce controllable expenses across the Company have succeeded in holding increases in operating expenses to a minimum.  Other operating expenses increased from $2.6 million in the second quarter of 2008 to $5.3 million in the second quarter of 2009.  FDIC insurance expense during the second quarter was $1.58 million, a $1.41 million increase when compared to the second quarter of 2008.  Costs associated with OREO and problem loans totaled $1.41 million in the current quarter compared to $314,000 during the same quarter in 2008.

Credit Quality Trends
Economic challenges in our markets continue to affect credit quality and the Company’s provision for loan losses.  During the current quarter, the Company expensed $9.4 million of loan loss provision, an increase of $5.7 million compared to the same quarter in 2008.  These loan loss provisions were 138% of the current quarter’s net charge-offs, allowing the Company to continue to build its loan loss reserves to 2.68% of total loans, compared to 1.71% at the same time in 2008.  Annualized net charge-offs for the quarter were 1.62% of total loans compared to 0.75% in the second quarter of 2008.

Non-performing assets during the quarter increased to 5.19% of total loans and foreclosed assets, compared to 4.63% at the end of the first quarter of 2009 and 2.09% at June 30, 2008.  At June 30, 2009, 22% of the Company’s non-performing assets were in OREO compared to only 7% at the end of 2008.

Strong Capital Levels
The Company’s capital ratios at the end of the quarter continued to be very strong.  Tier one and total risk based capital ratios at June 30, 2009 were approximately 9.38% and 13.56%, respectively, compared to 9.42% and 13.13%, respectively, at December 31, 2008.  The Company’s total risk based capital is approximately 70% over the regulatory guidelines to be adequately capitalized which illustrates the Company’s strong capital position.  Tangible common equity ended the current quarter at 5.77%, an increase when compared to 5.74% at December 31, 2008.  Edwin W. Hortman, Jr., President and CEO, commented on the Company’s capital and credit quality, saying “Our efforts to dramatically improve our core earnings have been successful and have allowed us to deal with economic challenges in our credit quality with little or no effect on our tangible capital.  Efforts to further increase our core earnings are underway and I expect that higher net interest margins and lower operating expenses in the coming quarters will result and continue to buffer our Company’s capital ratios from impacts related to credit quality.”

Ameris Bancorp is headquartered in Moultrie, Georgia, and at the end of the most recent quarter, had 50 locations in Georgia, Alabama, northern Florida and South Carolina.

Ameris Bancorp Common Stock is quoted on the NASDAQ Global Select Market under the symbol “ABCB”. The preceding release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008

EARNINGS
Net Income/(Loss) Available to Common Shareholders	$(3,359)	$(1,225)	$(10,725)	$366	$3,149	$(4,584)	$6,115

PER COMMON SHARE DATA
Earnings per share available to common shareholders:
Basic	$(0.25)	$(0.09)	$(0.79)	$0.03	$0.23	$(0.34)	$0.45
Diluted	$(0.25)	$(0.09)	$(0.79)	$0.03	$0.23	$(0.34)	$0.45
Cash Dividends per share	$0.05	$0.05	$0.05	$0.05	$0.14	$0.10	$0.28
Book value per share (period end)	$13.54	$13.90	$14.06	$14.25	$14.20	$13.54	$14.20
Tangible book value per share (period end)	$9.26	$9.61	$9.74	$9.92	$9.84	$9.26	$9.84
Weighted average number of shares:
Basic	13,543,468	13,527,437	13,532,521	13,515,767	13,510,907	13,534,166	13,557,704
Diluted	13,543,468	13,527,437	13,532,521	13,543,612	13,563,032	13,534,166	13,561,397
Period-end number of shares	13,581,179	13,584,107	13,534,601	13,564,032	13,564,032	13,581,179	13,564,032
Market data:
High closing price	$8.09	$11.73	$14.21	$15.07	$16.48	$11.73	$16.55
Low closing price	$5.29	$3.66	$7.19	$7.82	$8.70	$3.66	$8.70
Period end closing price	$6.32	$4.71	$11.85	$14.85	$8.70	$6.32	$8.70
Average daily volume	28,778	31,931	31,527	43,464	62,739	30,329	62,271

PERFORMANCE RATIOS
Return on average assets	(0.59%)	(0.21%)	(1.81%)	0.07%	0.59%	(0.40%)	0.58%
Return on average common equity	(7.15%)	(2.61%)	(22.17%)	0.78%	6.58%	(4.88%)	6.42%
Earning asset yield (TE)	5.60%	5.57%	5.58%	6.38%	6.64%	5.59%	6.91%
Total cost of funds	2.08%	2.45%	2.72%	2.54%	2.74%	2.27%	3.02%
Net interest margin (TE)	3.58%	3.21%	2.92%	3.87%	3.96%	3.39%	3.94%
Non-interest income excluding securities transactions,
as a percent of total revenue (TE)	13.26%	12.02%	11.66%	12.49%	14.01%	12.63%	13.14%
Efficiency ratio	76.63%	70.01%	80.67%	61.97%	65.52%	73.37%	66.29%

CAPITAL ADEQUACY
Common equity to assets	8.05%	8.05%	7.91%	8.56%	8.78%	8.05%	8.78%
Tangible common equity to tangible assets	5.77%	5.83%	5.74%	6.12%	6.26%	5.77%	6.26%

OTHER PERIOD-END DATA
FTE Headcount	589	597	595	601	651	589	651
Assets per FTE	$3,880	$3,930	$4,046	$3,756	$3,369	$3,880	$3,369
Branch locations	50	48	50	50	48	50	48
Deposits per branch location	$39,527	$42,264	$40,271	$36,127	$36,893	$39,527	$36,893

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008

INCOME STATEMENT

Interest income
Interest and fees on loans	$25,829	$25,727	$26,582	$28,280	$28,339	$51,556	$58,473
Interest on taxable securities	2,906	3,657	3,677	3,563	3,646	6,563	7,228
Interest on nontaxable securities	255	167	171	169	173	422	346
Interest on deposits in other banks	109	25	123	100	91	134	291
Interest on federal funds sold	1	41	5	-	-	42	-
Total interest income	29,100	29,617	30,558	32,112	32,249	58,717	66,338

Interest expense
Interest on deposits	$10,030	$12,155	$13,769	$11,717	$12,314	$22,185	26,456
Interest on other borrowings	531	494	817	1,218	879	1,025	2,366
Total interest expense	10,561	12,649	14,586	12,935	13,193	23,210	28,822

Net interest income	18,539	16,968	15,972	19,177	19,056	35,507	37,515

Provision for loan losses	9,390	7,912	19,890	8,220	3,720	17,302	6,920

Net interest income/(loss) after provision for loan losses	$9,149	$9,056	$(3,918)	$10,957	$15,336	18,205	30,595

Noninterest income
Service charges on deposit accounts	$3,393	$3,035	$3,279	$3,657	$3,664	$6,428	6,980
Mortgage banking activity	877	763	711	745	855	1,640	1,725
Other service charges, commissions and fees	77	63	90	120	220	140	498
Gain(loss) on sale of securities	101	713	316	-	-	814	-
Other non-interest income	148	922	(3)	112	588	1,070	953
Total noninterest income	4,596	5,496	4,393	4,634	5,327	10,092	10,156

Noninterest expense
Salaries and employee benefits	7,899	7,991	7,309	7,113	8,660	15,890	17,278
Occupancy and equipment expense	2,224	2,158	2,070	1,904	2,103	4,382	4,095
Amortization of intangible assets	147	146	291	293	293	293	585
Data processing & communications costs	1,704	1,627	1,600	1,678	1,655	3,331	3,178
Advertising & marketing fees	439	574	739	818	656	1,013	1,534
Other operating expenses	5,316	3,231	4,419	2,950	2,609	8,547	4,931
Total noninterest expense	17,729	15,727	16,428	14,756	15,976	33,456	31,601

Operating profit/(loss)	$(3,984)	$(1,175)	$(15,953)	$835	$4,687	(5,159)	9,151

Income tax (benefit)/expense	(1,290)	(539)	(5,556)	469	1,538	(1,829)	3,034

Net income/(loss)	$(2,694)	$(636)	$(10,397)	$366	$3,149	$(3,330)	$6,115

Preferred stock dividends	665	589	328	-	-	1,254	-

Net income/(loss) available
to common shareholders	$(3,359)	$(1,225)	$(10,725)	$366	$3,149	$(4,584)	$6,115

Diluted earnings available to common shareholders	(0.25)	(0.09)	(0.79)	0.03	0.23	(0.34)	0.45

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended
	June	Mar.	Dec.	Sept.	June
	2009	2009	2008	2008	2008

PERIOD-END BALANCE SHEET

Assets
Cash and due from banks	$46,773	$54,758	$66,787	$43,549	$47,720
Federal funds sold and interest bearing balances	163,343	137,770	144,383	75,458	38,125
Investment securities available for sale, at fair value	257,771	344,032	367,894	286,002	291,813
Other investments	6,229	5,702	8,627	11,624	11,439

Loans, net of unearned income	1,677,045	1,672,923	1,695,777	1,710,109	1,678,147
Less allowance for loan losses	44,998	42,417	39,652	30,144	28,660
Loans, net	1,632,047	1,630,506	1,656,125	1,679,965	1,649,487

Premises and equipment, net	67,334	65,152	66,107	65,868	63,291
Intangible assets, net	3,339	3,485	3,631	3,924	4,217
Goodwill	54,813	54,813	54,813	54,813	54,813
Other assets	53,596	50,060	38,723	36,440	32,116
Total assets	$2,285,245	$2,346,278	$2,407,090	$2,257,643	$2,193,021

Liabilities
Deposits:
Noninterest-bearing	$210,456	$207,686	$208,532	$198,900	$200,936
Interest-bearing	1,765,915	1,820,998	1,804,993	1,607,439	1,569,925
Total deposits	1,976,371	2,028,684	2,013,525	1,806,339	1,770,861
Federal funds purchased & securities sold under
agreements to repurchase	16,484	18,295	27,416	63,973	39,795
Other borrowings	7,000	7,000	72,000	138,600	133,000
Other liabilities	9,967	12,046	12,521	13,118	14,541
Subordinated deferrable interest debentures	42,269	42,269	42,269	42,269	42,269
Total liabilities	2,052,091	2,108,294	2,167,731	2,064,299	2,000,466

Stockholders' equity
Preferred stock	$49,279	$49,140	$49,028	$-	$-
Common stock	14,915	14,915	14,866	14,895	14,895
Capital surplus	86,286	86,141	86,038	83,453	83,308
Retained earnings	87,451	91,619	93,696	105,117	105,430
Accumulated other comprehensive loss	6,033	6,956	6,518	666	(291)
Less treasury stock	(10,810)	(10,787)	(10,787)	(10,787)	(10,787)
Total stockholders' equity	233,154	237,984	239,359	193,344	192,555
Total liabilities and stockholders' equity	$2,285,245	$2,346,278	$2,407,090	$2,257,643	$2,193,021

Other Data
Earning Assets	2,104,388	2,160,427	2,216,681	2,083,193	2,019,524
Intangible Assets	58,152	58,298	58,444	58,737	59,030
Interest Bearing Liabilities	1,831,668	1,888,562	1,946,678	1,852,281	1,784,989
Average Assets	2,285,190	2,346,958	2,354,142	2,192,501	2,141,940
Average Common Stockholders' Equity	188,442	190,395	192,479	186,541	192,605

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008

ASSET QUALITY INFORMATION

Allowance for loan losses
Balance at beginning of period	$42,417	$39,652	$30,144	$28,660	$28,094	$39,652	$27,640
Provision for loan loss	9,390	7,912	19,890	8,220	3,720	17,302	6,920

Charge-offs	7,102	5,521	10,648	6,946	3,801	12,623	6,745
Recoveries	293	374	266	210	647	667	845
Net charge-offs (recoveries)	6,809	5,147	10,382	6,736	3,154	11,956	5,900

Ending balance	$44,998	$42,417	$39,652	$30,144	$28,660	$44,998	$28,660

As a percentage of loans	2.68%	2.54%	2.34%	1.76%	1.71%	2.68%	1.71%
As a percentage of nonperforming loans	65.35%	66.37%	60.62%	76.46%	89.27%	65.35%	89.27%
As a percentage of nonperforming assets	51.11%	54.25%	56.52%	69.84%	81.55%	51.11%	81.55%

Net charge-off information
Charge-offs
Commercial, Financial & Agricultural	$815	$1,389	$1,090	$963	$282	$2,204	$673
Real Estate - Residential	1,364	1,738	1,951	989	902	3,102	1,574
Real Estate - Commercial & Farmland	902	277	1,288	628	49	1,179	348
Real Estate - Construction & Development	3,731	1,930	5,932	4,165	2,320	5,661	3,624
Consumer Installment	290	187	387	201	248	477	527
Other	0	-	-	-	-	-	-
Total charge-offs	7,102	5,521	10,648	6,946	3,801	12,623	6,745

Recoveries
Commercial, Financial & Agricultural	16	82	11	71	102	98	120
Real Estate - Residential	216	8	30	54	90	224	115
Real Estate - Commercial & Farmland	13	230	10	10	68	243	99
Real Estate - Construction & Development	8	10	27	26	323	18	356
Consumer Installment	40	44	187	49	64	84	154
Other	0	-	1	-	-	0	-
Total recoveries	293	374	266	210	647	667	845

Net charge-offs (recoveries)	$6,809	$5,147	$10,382	$6,736	$3,154	$11,956	$5,900

Non-accrual loans	68,858	63,908	65,414	39,427	32,106	68,858	32,106
Foreclosed assets	19,180	14,271	4,742	3,734	3,032	19,180	3,032
Accruing loans delinquent 90 days or more	0	2	2	-	5	-	5
Total non-performing assets	88,038	78,181	70,158	43,161	35,143	88,038	35,143

Non-performing assets as a percent of loans
and foreclosed assets	5.19%	4.63%	4.13%	2.52%	2.09%	5.19%	2.09%
Net charge offs as a percent of loans (Annualized)	1.63%	1.23%	2.45%	1.58%	0.75%	1.44%	0.70%

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008

AVERAGE BALANCES

Federal funds sold	$2,444	$33,034	$9,516	$-	$-	$17,739	$-
Interest bearing deposits in banks	159,510	83,424	123,876	21,219	18,236	121,467	20,858
Investment securities - taxable	231,281	341,296	310,824	269,501	277,300	286,289	270,345
Investment securities - nontaxable	27,488	18,458	18,132	18,472	19,297	22,973	18,832
Other investments	6,226	6,797	8,902	11,591	10,707	6,511	10,329
Loans	1,671,808	1,683,615	1,703,137	1,698,024	1,650,781	1,677,712	1,634,386
Total Earning Assets	$2,098,757	$2,166,624	$2,174,387	$2,018,807	$1,976,321	$2,132,691	$1,954,750

Noninterest bearing deposits	$205,403	$204,010	$203,810	$200,357	$197,662	$204,706	$194,761
NOW accounts	475,498	369,774	306,483	280,892	261,953	422,636	262,747
MMDA	333,998	268,946	276,106	326,642	345,824	301,472	347,248
Savings accounts	57,503	55,529	53,055	55,143	54,973	56,516	54,597
Retail CDs < $100,000	365,771	439,781	443,358	342,136	345,968	402,776	350,910
Retail CDs > $100,000	381,719	474,956	486,833	405,126	404,455	428,338	400,118
Brokered CDs	151,780	189,538	218,195	182,525	153,232	170,659	146,134
Total Deposits	1,971,672	2,002,534	1,987,840	1,792,821	1,764,067	1,987,103	1,756,514

FHLB advances	2,000	25,214	70,630	130,849	111,922	13,607	104,542
Subordinated debentures	42,269	42,269	42,269	42,269	42,269	42,269	42,269
Repurchase agreements	15,211	19,233	22,158	12,082	3,721	17,222	5,848
Correspondent bank line of credit and other	5,000	5,000	5,000	18,631	10,094	5,000	9,805
Total Non-Deposit Funding	64,480	91,716	140,057	203,831	168,006	78,098	162,464

Total Funding	$2,036,152	$2,094,250	$2,127,897	$1,996,652	$1,932,073	$2,065,201	$1,918,978

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008

INTEREST INCOME/EXPENSE

INTEREST INCOME
Federal funds sold	$1	$41	$5	$-	$-	$42	$-
Interest bearing deposits in banks	109	25	118	99	91	134	292
Investment securities - taxable	2,890	3,640	3,662	3,488	3,489	6,530	6,918
Investment securities - nontaxable (TE)	392	258	262	260	267	650	532
Other investments	18	17	16	76	156	35	296
Loans (TE)	25,886	25,794	26,514	28,559	28,704	51,680	59,113
Total Earning Assets	$29,296	$29,775	$30,577	$32,482	$32,707	59,071	67,151

INTEREST EXPENSE
Non-interest bearing deposits	$-	$-	$-	$-	$-	$-	$-
NOW accounts	1,504	966	924	793	584	2,470	1,251
MMDA	1,404	1,051	1,444	1,929	1,996	2,455	4,779
Savings accounts	106	105	123	121	129	211	247
Retail CDs < $100,000	2,625	3,936	4,181	3,038	3,463	6,561	7,521
Retail CDs > $100,000	2,970	4,594	4,836	3,818	4,287	7,564	9,039
Brokered CDs	1,424	1,503	2,260	2,018	1,855	2,927	3,620
Total Deposits	10,033	12,155	13,768	11,717	12,314	22,188	26,457

FHLB advances	31	(8)	186	359	302	23	955
Subordinated debentures	443	436	494	493	487	879	1,173
Repurchase agreements	33	38	73	69	15	71	48
Correspondent bank line of credit and other	35	28	65	153	75	63	190
Total Non-Deposit Funding	542	494	818	1,074	879	1,036	2,366

Total Funding	$10,575	$12,649	$14,586	$12,791	$13,193	$23,224	$28,823

Net Interest Income (TE)	$18,721	$17,126	$15,991	$19,691	$19,513	$35,847	$38,328

AMERIS BANCORP
FINANCIAL HIGHLIGHTS
(unaudited)
(dollars in thousands except per share data and FTE headcount)

	Three Months Ended					Six Months Ended
	June	Mar.	Dec.	Sept	June	June	June
	2009	2009	2008	2008	2008	2009	2008
YIELDS (1)

Federal funds sold	0.16%	0.50%	0.21%	0.00%	0.00%	0.48%	0.00%
Interest bearing deposits in banks	0.27%	0.12%	0.38%	1.85%	2.00%	0.22%	2.82%
Investment securities - taxable	5.01%	4.33%	4.67%	5.13%	5.05%	4.60%	5.15%
Investment securities - nontaxable	5.72%	5.67%	5.73%	5.58%	5.55%	5.71%	5.68%
Other investments	1.16%	1.01%	0.71%	2.60%	5.84%	1.08%	5.76%
Loans	6.21%	6.21%	6.18%	6.67%	6.97%	6.21%	7.27%
Total Earning Assets	5.60%	5.57%	5.58%	6.38%	6.64%	5.59%	6.91%

Noninterest bearing deposits	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
NOW accounts	1.27%	1.06%	1.20%	1.12%	0.89%	1.18%	1.91%
MMDA	1.69%	1.58%	2.07%	2.34%	2.32%	1.64%	5.54%
Savings accounts	0.74%	0.77%	0.92%	0.87%	0.94%	0.75%	1.82%
Retail CDs < $100,000	2.88%	3.63%	3.74%	3.52%	4.01%	3.28%	4.31%
Retail CDs > $100,000	3.12%	3.92%	3.94%	3.74%	4.25%	3.56%	4.54%
Brokered CDs	3.76%	3.22%	4.11%	4.39%	4.86%	3.46%	4.98%
Total Deposits	2.04%	2.46%	2.75%	2.59%	2.80%	2.25%	3.03%

FHLB advances	6.22%	(0.13%)	1.04%	1.09%	1.08%	0.34%	1.84%
Subordinated debentures	4.20%	4.18%	4.64%	4.63%	4.62%	4.19%	5.58%
Repurchase agreements	0.87%	0.80%	1.31%	2.27%	1.62%	0.83%	1.65%
Correspondent bank line of credit and other	2.81%	2.27%	5.16%	3.26%	2.98%	2.54%	3.90%
Total Non-Deposit Funding	3.37%	2.18%	2.32%	2.09%	2.10%	2.68%	2.93%

Total funding (3)	2.08%	2.45%	2.72%	2.54%	2.74%	2.27%	3.02%

Net interest spread	3.52%	3.12%	2.86%	3.84%	3.90%	3.32%	3.89%

Net interest margin	3.58%	3.21%	2.92%	3.87%	3.96%	3.39%	3.94%

(1) Interest and average rates are calculated on a tax-equivalent basis using an effective tax rate of 35%.
(2) Rate calculated based on average earning assets.
(3) Rate calculated based on total average funding including non-interest bearing liabilities.